                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                              POWER OF ATTORNEY

                                 ------------

                              Lizabeth H. Zlatkus
                              Michael L. Kalen
                               Thomas M. Marra
                           Ernest M. McNeill, Jr.
                               John C. Walters
                           David M. Znamierowski
                               Glenn D. Lammey

as Directors of Hartford Life and Annuity Insurance Company, do hereby jointly and severally authorize Richard J. Wirth, Christopher M. Grinnell, John F. Kennedy, Sarah Patterson, Jerry K. Scheinfeldt, Shane E. Daly, Brian Buckley, Lisa Proch and/or Suzanne Hurel, individually, to sign as their agent any and all registration statements under the Securities Act of 1933 and/or the Investment Company Act of 1940, filed on Form N-6 and any and all pre-effective amendments and post-effective amendments for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life and Annuity Insurance Company and do hereby jointly and severally ratify such signatures heretofore made by such persons.

    IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.


By:     /s/ Lizabeth H. Zlatkus                             Dated as of May 1, 2006
        --------------------------------------------------
        Lizabeth H. Zlatkus

By:     /s/ Michael L. Kalen                                Dated as of May 1, 2006
        --------------------------------------------------
        Michael L. Kalen

By:     /s/ Thomas M. Marra                                 Dated as of May 1, 2006
        --------------------------------------------------
        Thomas M. Marra

By:     /s/ Ernest M. McNeill, Jr.                          Dated as of May 1, 2006
        --------------------------------------------------
        Ernest M. McNeill, Jr.

By:     /s/ John C. Walters                                 Dated as of May 1, 2006
        --------------------------------------------------
        John C. Walters

By:     /s/ David M. Znamierowski                           Dated as of May 1, 2006
        --------------------------------------------------
        David M. Znamierowski

By:     /s/ Glenn D. Lammey                                 Dated as of May 1, 2006
        --------------------------------------------------
        Glenn D. Lammey



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APPENDIX A


FILED ON FORM
N-6
FILE NUMBERS:
-----------------

333-131133
333-82866
333-93319
333-83057
333-67373
33-89988
33-61267
333-07471
333-88787
333-110548
333-127380
333-36349
33-83650
333-36367
33-83652
333-52637
333-00259